EXHIBIT 4



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NUMBER                                                              COMMON STOCK


                      MIDLAND CAPITAL HOLDINGS CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that





is the owner of

                  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF

MIDLAND CAPITAL HOLDINGS CORPORATION (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

       IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by its duly authorized officers and has caused its corporate seal to be hereunto affixed.


DATED ___________________





___________________________ ____________________________________________________
Charles A. Zogas, Secretary Paul M. Zogas, President and Chief Executive Officer

                                     [Seal]

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                      MIDLAND CAPITAL HOLDINGS CORPORATION

       The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of MIDLAND CAPITAL HOLDINGS CORPORATION (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

       The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its transfer agent and registrar.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


to Minors Act -________________________

                         (State)

TEN COM - as tenants in common
Transfers to Minor Act -
TEN ENT - as tenants by the entireties
                                         (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common


 UNIF GIFT MIN ACT ________  Custodian _______   Under Uniform Gift

                             (Cust)              (Minor)


 UNIF TRANS MIN ACT________  Custodian _______   Under Uniform

                              (Cust)             (Minor)


    Additional abbreviations may also be used though not in the above list.
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For Value Received,        hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------
------------------------------



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________   Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________   Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________



_________________________                      ________________________________
                                      NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME AS
                                               WRITTEN UPON THE FACE OF THE
                                               CERTIFICATE IN EVERY PARTICULAR,
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER